BOL BANCSHARES, INC.

                             Parent Company of
                             Bank of Louisiana

                          300 St. Charles Avenue
                       New Orleans, Louisiana 70130

                              March 12, 1999

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD APRIL 13, 1999


     The annual meeting of the shareholders of BOL BANCSHARES, INC. (the "Company") will be held on the 4th Floor, 300 St. Charles Avenue, New Orleans, Louisiana, on Tuesday April 13, 1999 at 3:30 p.m. for the purpose of electing the directors for the ensuing year, and to consider and vote on any other matter which may properly come before said meeting. The approximate mailing date for the proxy statement and form of proxy is March 12, 1999.
     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors for the annual meeting of Shareholders. The cost of the Proxy Statement is borne by the Holding Company and you are requested by Management to complete the Proxy and return in the enclosed stamped, self-addressed envelope at your earliest convenience. Your Proxy may be revoked in writing or in person by communicating with either G. Harrison Scott or James A. Comiskey, up to the time of voting, c/o BOL BANCSHARES, INC. 300 St. Charles Avenue, New Orleans, Louisiana 70130.
     There were 179,145 outstanding common shares of stock in BOL BANCSHARES, INC. as of December 31, 1998 which were held by 679 shareholders. Each share is entitled to one vote.
     Only holders of Common Stock of record at the close of business on February 26, 1999 are entitled to notice of and to vote at the meeting.
     On January 12, 1999 the Board of Directors appointed Directors Edward
J. Soniat (chairman), Lionel J. Favret, Sr., Douglas A. Schonacher, Leland
L. Landry and Louis G. Grush as the Nominating Committee. After its only meeting, the Nominating Committee, in accordance with the by-laws, made a report to the Board of Directors of its nominees at the January 12, 1999 Board Meeting, which in turn is herewith submitted to the shareholders.
     The incumbent list of directors is nominated to serve for the year 1999 expiring on the second Tuesday of April, 2000 or until the successors are elected and qualified for the transaction of any business. The Committee will as always review and appoint qualified candidates to the Board.
     In the event that any elected candidate is unable to serve his candidacy, the Board reserves the right to appoint a replacement until the next annual meeting.
     Any shareholder who wishes to submit a proposal to be considered at next year's annual meeting must submit that proposal to the Board of Directors at least 120 days before the mailing date for proxy solicitation material, i.e., November 11, 1999.


                              BY ORDER OF THE BOARD OF DIRECTORS


                                        Edward J. Soniat
                                        Secretary

LIST OF DIRECTORS

     The persons nominated to serve as directors for 1999 are as follows, and according to the Company's records owned beneficially, directly or indirectly, the number of shares of common and preferred stock are set out next to each respective name as of the close of business December 31, 1998.

                                Company         Company       Principal
                                Common          Preferred     Occupation
                                Stock           Stock         For Last Five
                                Benefic        Benefic        Years If Not
                                  ially          ially
                                Owned           Owned         With The
Name (Age)        Position      Number Percent Number Percent Company
                  Held
<>
G. Harrison Scott Director;         699 0.39%  89,819 3.90%      N/A
(75)              Chairman of the
                  Board of the
                    Company and
                       the Bank

James A. Comiskey Director;      35,226 19.66%  83,886 3.64%      N/A
(72)               President of the
                    Company and
                       the Bank

Douglas A.        Director of       215 0.12%    9,324 0.41%  President,
Schonacher        the
(68)              Company and                                 V.I.P. Dist.
                       the Bank

Gordon A. Burgess Director of     1,015 0.57%   36,164 1.57%  President,
(65)              the Company and                             Tangipahoa
                       the Bank                               Parish
                                                              Council

Lionel J. Favret, Director of       571 0.32%  31,656  1.38%  Retired
Sr.               the
(87)              Company and
                       the Bank

Louis G. Grush,   Director of     2,094 1.17%  4,662 0.20%  Retired
DDS               the
(71)                Company and
                       the Bank

Gerry E. Hinton   Director of     5,330 2.97%  2,387 0.10%  Chiropractor
                  the
(68)                Company and
                       the Bank

Leland L. Landry  Director of     3,800 2.12%  2,387 0.10%  President,
                  the
(72)                Company and                             Landry
                       the Bank                             Realty

Edward J. Soniat  Director of     8,214 4.59%  234,475 10.18%  President,
(86)              the Company and                              Blaise
                  the Bank and                                 Parking
                   Secretary of the
                   Company                                     Enterprise
                                                               Corp.

     Directors of the Company each serve for a term of one year.
     Messrs. Scott, Comiskey, Favret, and Soniat have served as directors since 1981. Messrs. Burgess, Grush, Hinton, Landry, and Schonacher have served as directors since 1988. Mr. Scott has served as Chairman of the Board of the Company since 1981. Mr. Soniat has served in his capacity as Secretary of the Company since 1988.
     No family relationships exist among the current directors or executive officers of the Company or the Bank, and, except for service as directors of the Company, no director of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(b) of that act or any company registered as an investment company under the Investment Company Act of 1940.
     The Company does not have standing audit, nominating, or compensation committees of the Board of Directors, or committees performing similar functions. In lieu thereof, the Board of Directors as a group performs the foregoing functions.

     As of December 31, 1998, the following persons were known to be the beneficial owners of more than 5% of the Bank's stock.

Name & Address Of   Title Of    Amount & Nature Of        Percent
Beneficial Owners   Class       Beneficial Ownership     Of Class
James A. Comiskey   Common                      35,226      19.66%
1100 City Park Ave. Preferred                   83,886       3.64%
New Orleans, LA                        Owned directly
70119

Edward J. Soniat    Common                       8,214       4.59%
49 Oriole Street    Preferred                  234,475      10.18%
New Orleans, LA                        Owned directly
70124

Shannon,Sharry,Slade & Rick, LLC
55481 Highway 433   Common                      55,992      31.26%
Slidell, LA 70461-                      Owned directly
9702

     As of December 31, 1998, all directors, as a group, own directly or indirectly 57,164 shares of Common Stock and 494,760 shares of Preferred Stock, representing 31.91% and 21.48% respectively of outstanding shares.

COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE BANK

     During fiscal year 1998, the Board of Directors of the Company held a total of 6 meetings, and the Board of Directors of the Bank held a total of 13 meetings. Each director attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which such director served. Neither the Board of Directors of the Company nor the Bank has a standing compensation committee or committee performing similar functions. In lieu thereof, the Board of Directors as a group performs the foregoing function.
     The Board of Directors of the Bank has an Audit and Finance Committee consisting of Messrs. Favret (chairman), Landry, and Soniat, and two rotating members selected from Messrs. Burgess, Grush, Hinton, and Schonacher. The Audit and Finance Committee receives information from management, reviews financial reports and delinquency reports, and coordinates and reviews the work performed by the Bank's internal auditor and the Bank's certified public accountants. The Audit and Finance Committee met 12 times in 1998.
     The Bank also has an Executive Committee consisting of six permanent members and two rotating members. The permanent members of the Executive Committee in 1998 were Messrs. Scott (chairman), Comiskey, Favret, Soniat, Hinton, and Burgess, and the rotating members were selected from Messrs. Grush, Landry, and Schonacher. The Executive Committee formulates policy matters for determination by the Board of Directors and reviews financial reports, loan reports, new business, and other real estate owned information. The Executive Committee met 27 times in 1998.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The Company pays no salaries or other compensation to its directors and executive officers. The Bank pays each director other than Messrs. Scott and Comiskey an honorarium for attending each meeting of the Board of Directors and each meeting of the Bank's Audit and Finance Committee and Executive Committee in the amount of $200, $150, and $150, respectively. The Board of Directors approved a 50% reduction of the honorarium from $400, $300, and $300 respectively to the above amounts at the June 10, 1997 meeting. On December 29, 1998, the Board of Directors approved the reinstatement of the honorarium to the full amount.
     From October 1, 1990, through June 30, 1992, these honorariums were loaned by the director-recipients to the Company. The total amount of these loans to the Company as of December 31, 1998, was $733,986, including accrued and unpaid interest at the rate of 10% per annum. At this time, there is no maturity date on these loans.

     The following table sets forth compensation for the Company's executive officers for the years 1998, 1997, and 1996:


                    Annual Compensation


                                      Other
                                      Annual     All Other
Name and Principal  Year   Salary  Compensation  Compensation
Position                      ($)        ($)       ($)
G. Harrison Scott,   1998      89,800    20,500     19,494
Chairman of the
Board                1997      89,800    29,042     19,494
                     1996      89,800    41,000     19,494

James A. Comiskey,   1998      89,800    20,500     19,000
President
                     1997      89,800    29,042     19,000
                     1996      89,800    41,000     19,000

     The Board of Directors also approved a 50% reduction of Other Annual Compensation, as reflected above, at the June 10, 1997 meeting. On December 29, 1998 the Board of Directors also approved the reinstatement of Other Annual Compensation to the full amount.
     In addition to the cash compensation shown in the foregoing table, the Company provides an automobile and certain club memberships for Messrs. Scott and Comiskey. The Company also provides life insurance policies for Messrs. Scott and Comiskey. Upon the death of the insured, the Company is entitled to receive all of the premiums it paid on behalf of Messrs. Scott and Comiskey, but in no event more than $150,000 per man. The Company provided Messrs. Scott and Comiskey with life insurance policies in which Messrs. Scott and Comiskey name the beneficiary and own their respective policies. The Company paid $19,494 for Mr. Scott's policy and $19,000 for Mr. Comiskey's policy in 1998.

TRANSACTIONS WITH MANAGEMENT

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with officers, directors and principal shareholders and their associates, on substantially the same term and conditions, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and that do not involve more than the normal risk of collectability or presents other unfavorable features.
     The aggregate amount borrowed by all officers, directors, and their associates totaled $1,053,824 at December 31, 1998 and the highest aggregate amount borrowed during the year totaled $1,398,575. These aggregate amounts represented 13.79% and 18.31% respectively of the total capital of the Bank.
     The Subsidiary Bank leases office space from Severn South Partnership and Tammany Mall Partnership. The general partners of these Partnerships are majority shareholders in BOL BANCSHARES, INC. Rent paid to Severn South Partnership for the years ended December 31, 1998, 1997 and 1996 totaled $479,388, $492,459, and $487,464 respectively. An annual rent of $74,400 was paid to Tammany Mall Partnership for the years ended December 31, 1998, 1997 and 1996.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     All audit services for the Company and the subsidiary are performed by LaPorte, Sehrt, Romig and Hand, Certified Public Accountants. The same firm will be retained to perform audit services in 1999.
     A representative of the firm is expected to be present at the meeting of the shareholders. They will have the opportunity to make a statement and be available to respond to appropriate questions.


FORM 10-K

     A copy of the Company's Annual Report filed with the Securities and Exchange Commission will be furnished without charge by contacting BOL BANCSHARES, INC. 300 St. Charles Avenue, New Orleans, LA 70130; attention Accounting Department. (504-889-9465)


               NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                                    of
                           BOL BANCSHARES, INC.
               300 St. Charles Avenue, New Orleans, LA 70130

     Notice is hereby given that the annual meeting of shareholders of common stock of BOL Bancshares, Inc. will be held on the 4th Floor, 300 St. Charles Avenue, New Orleans, LA. on Tuesday April 13, 1999 at 3:30 p.m. for the election of Directors to serve for the ensuing year, and to transact such other business as may come before the meeting.
     Please sign and return the Proxy Statement on the reverse hereof whether or not you plan to attend the meeting. Should you actually attend, you may withdraw the Proxy and vote in person.
     This Proxy is being solicited in behalf of the Board of Directors and the cost thereof is to be paid by the Corporation.

                              /S/  Peggy L. Schaefer
                                   Treasurer
                                   March 12, 1999

______________________________________________
(Continued and to be signed on the other side)


PROXY               PROXY SOLICITED BY THE BOARD OF DIRECTORS OF BOL
BANCSHARES, INC.

I, the undersigned shareholder of BOL Bancshares, Inc., New Orleans, Louisiana, do hereby nominate, constitute and appoint G. Harrison Scott and James A. Comiskey, or either of them, as my agent and attorney-in-fact with power of substitution to vote for me in my name, place and stead all of the votes I would be entitled to vote, if I were personally present at the meeting in the main banking office in New Orleans on Tuesday April 13, 1999 at 3:30 p.m. or any adjournment thereof for the purpose of electing Directors for the ensuing year, and for all other matters which may properly come before said meeting and granting to my said agent and attorney-in-fact full discretion in the premises. Further, I retain the right to revoke, in writing, or in person at anytime prior to the execution thereof. This proxy will be voted for the election of ten (9) Directors as set forth below, and on any other matters coming before the meeting, if any, in accordance with their judgement.

ELECTION OF DIRECTORS  For All Nominees Listed Below_____   Withhold
Authority_______

Abstain_____

(Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

NOMINEES FOR DIRECTOR: G. Harrison Scott, James A. Comiskey, Douglas A. Schonacher, Gordon A. Burgess, Lionel J. Favret, Sr., Louis G. Grush, Gerry
E. Hinton, Leland L. Landry, and Edward J. Soniat.

                                   _________________________________
                                   Signature

                                   ____________     _________________
                                   Date           Number of Shares